The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 11, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)






                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

         On December 11, 1997, Integon Corporation (the "Company") issued a press release announcing the expiration of tender offers. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits

         (c)      Exhibits.

                    Exhibit Number          Description

                           99.1 Press Release dated December 11, 1997 issued by the Company.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                INTEGON CORPORATION


  December 11, 1997                   By:      /s/ Bernard J. Buselmeier
  -----------------                            -------------------------
       Date                                    Bernard J. Buselmeier
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                Description                      Page No.
--------------                -----------                      --------

     99.1            Press Release dated December 11, 1997        5
                     issued by the Company

                                  Exhibit 99.1
                                  ------------

                     PRESS RELEASE DATED December 11, 1997
                             ISSUED BY THE COMPANY

                                  Exhibit 99.1
Press Release                                                December 11, 1997


                  INTEGON ANNOUNCES EXPIRATION OF TENDER OFFERS

For Immediate Release

December 11, 1997 -- Integon Corporation today announced the completion of the tender offers and consent solicitations for any and all of the $150 million aggregate principal amount of 8% Senior Notes due 1999 and 9 1/2% Senior Notes due 2001 issued by Integon and any and all of the $100 million aggregate liquidation amount of 10 3/4% Capital Securities issued by Integon Capital I. The cash tender offers and consent solicitations, commenced on November 12, 1997, expired at 12:00 midnight, New York City time, on Wednesday, December 10, 1997. The amount tendered and accepted for purchase represents an average success rate of 86 percent. Morgan Stanley Dean Witter was the exclusive dealer manager for the tender offers.


CUSIP No.             Security Description       Outstanding Principal       Amount Tendered and
--------              --------------------       Prior to Tender Offers      Accepted for Purchase
                                                 ----------------------      ---------------------

45810FAA9             8% Notes due 8/15/99              $75,000,000                $72,616,000

45810FAB7             9 1/2% Notes due 10/15/01         $75,000,000                $43,675,000

45811BAC3             10 3/4% Capital Securities       $100,000,000                $91,000,000
                             due 2/15/27




                                     Page 6